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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)


                                January 24, 2005
                           --------------------------


                              DIGITAL IMPACT, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 000-27787               94-3286913
           --------                 ---------               ----------
(State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


                                 177 Bovet Road
                           San Mateo, California 94402
          (Address of principal executive offices, including zip code)


                                 (650) 356-3400
              (Registrant's telephone number, including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

In connection with Martha J. Deevy's election to the Board of Directors of Digital Impact, Inc. (the "Company"), and pursuant to the terms of our 1999 Director Equity Plan, Ms. Deevy was granted $20,000 worth of restricted stock on January 24, 2005, amounting to 13,698 shares based on the grant date closing price of $1.46. The restricted stock will vest at the rate of 25% on each anniversary of the date of grant, provided that Ms. Deevy continues to serve as a director on such dates. Unvested restricted stock held on the date of termination of service will be forfeited. The restricted stock may be transferred to one or more family members of the grantee or pursuant to a domestic relations order in settlement of marital property rights. The restricted stock will be equitably adjusted in the event of certain recapitalizations of the Company, and will vest in full in the event that the grantee's services as a director are terminated following a change in control of the Company.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           --------------------------------------------------------------------
           Appointment of Principal Officers.
           ----------------------------------

On January 24, 2005, the Board of Directors of the Company elected Martha J. Deevy, a former executive vice president of Charles Schwab & Co, to the Company's Board of Directors. Ms. Deevy will serve as a Class II Director, with her term expiring at the Company's annual meeting in 2007. A copy of the press release announcing the election is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The Board and Ms. Deevy have yet to determine on what committees of the Board of Directors, if any, Ms. Deevy will serve.

There is no arrangement or understanding between Ms. Deevy and any other person concerning her selection as a director, nor is Ms. Deevy a party to any transaction, or series of transactions, required to be disclosed pursuant to
Item 404(a) of Regulation S-K.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

           (c) Exhibits.
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Exhibit
Number                 Description
--------               ---------------------------

99.1                   Press Release issued January 25, 2005.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Digital Impact, Inc.


Dated: January 25, 2005                  By: /s/ David Oppenheimer
                                             -----------------------------------
                                             David Oppenheimer
                                             Senior Vice President, Finance and
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit
Number                 Description
--------               ---------------------------

99.1                   Press Release issued January 25, 2005